                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY


                               PURCHASE AGREEMENT


                                     between


                         NEW SOUTH FEDERAL SAVINGS BANK
                                   Originator


                                       and


                           BOND SECURITIZATION, L.L.C.
                                    Depositor


                          Dated as of November 26, 2002

                                TABLE OF CONTENTS

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                                                                                                           Page
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ARTICLE I.       DEFINITIONS ............................................................................     1

     Section 1.1      General ...........................................................................     1

     Section 1.2      Specific Terms ....................................................................     1

     Section 1.3      Usage of Terms ....................................................................     2

     Section 1.4      No Recourse .......................................................................     3

     Section 1.5      Action by or Consent of Noteholders and Certificateholder .........................     3

     Section 1.6      Material Adverse Effect ...........................................................     3

ARTICLE II.      CONVEYANCE OF THE RECEIVABLES AND THE OTHER CONVEYED PROPERTY ..........................     3

     Section 2.1      Conveyance of the Initial Receivables and the Other Initial
                      Purchased Property ................................................................     3

     Section 2.2      Conveyance of the Additional Receivables and the Other
                      Additional Purchased Property .....................................................     4

ARTICLE III.     REPRESENTATIONS AND WARRANTIES .........................................................     4

     Section 3.1      Representations and Warranties of Originator ......................................     4

     Section 3.2      Representations and Warranties of Originator with Respect
                      to the Receivables ................................................................     6

     Section 3.3      Representations and Warranties of Depositor .......................................     6

ARTICLE IV.      COVENANTS OF ORIGINATOR ................................................................     8

     Section 4.1      Protection of Title of Depositor ..................................................     8

     Section 4.2      Purchase of Receivables on the Funding Date .......................................     9

     Section 4.3      Other Liens or Interests ..........................................................     9

     Section 4.4      Costs and Expenses ................................................................     9

     Section 4.5      Indemnification by Originator .....................................................     9

ARTICLE V.       REPURCHASES ............................................................................    11

     Section 5.1      Repurchase of Receivables Upon Breach of Warranty .................................    11

     Section 5.2      Reassignment of Purchased Receivables .............................................    11

     Section 5.3      Waivers ...........................................................................    12

ARTICLE VI.      MISCELLANEOUS ..........................................................................    12

     Section 6.1      Liability of Originator and Depositor .............................................    12

     Section 6.2      Merger or Consolidation of Originator or Depositor ................................    12

     Section 6.3      Limitation on Liability of Originator, and Depositor and Others ...................    13

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                           Page
     Section 6.4      Originator May Own Notes or the Certificate .......................................    13

     Section 6.5      Amendment .........................................................................    13

     Section 6.6      Notices ...........................................................................    15

     Section 6.7      Merger and Integration ............................................................    16

     Section 6.8      Severability of Provisions ........................................................    16

     Section 6.9      Intention of the Parties ..........................................................    16

     Section 6.10     Governing Law .....................................................................    17

     Section 6.11     Counterparts ......................................................................    17

     Section 6.12     Conveyance of the Receivables and the Other Purchased
                      Property to the Issuer ............................................................    17

     Section 6.13     Nonpetition Covenant ..............................................................    17

     Section 6.14     Third Party Beneficiaries .........................................................    18


SCHEDULES

Schedule A  --   Schedule of Receivables
Schedule B  --   Schedule of Representations
Schedule C  --   Perfection Representations

                               PURCHASE AGREEMENT

       THIS PURCHASE AGREEMENT, dated as of November 26, 2002, is between New South Federal Savings Bank, a federally chartered savings bank, as Originator ("Originator"), and Bond Securitization, L.L.C., a Delaware limited liability company, as Depositor ("Depositor").

       Depositor has agreed to purchase from the Originator, and the Originator, pursuant to this Agreement, is selling to Depositor the Receivables and Other Purchased Property.

       In consideration of the premises and the mutual agreements hereinafter contained, and for other good and valuable consideration, the receipt of which is acknowledged, the Originator and the Depositor, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

       SECTION 1.1 General. Capitalized terms used herein without definition will have the respective meanings assigned to such terms in the Sale and Servicing Agreement dated as of November 26, 2002, by and among the Depositor, New South Federal Savings Bank, in its individual capacity, as Custodian and as Servicer, New South Motor Vehicle Trust 2002-A, as Issuer, and JPMorgan Chase Bank, as Indenture Trustee.

       SECTION 1.2 Specific Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, will have the following meanings:

       "Additional Receivables" means the Receivables originated by the Originator, purchased by the Depositor and transferred to the Issuer on the Funding Date.

       "Agreement" means this Purchase Agreement and all amendments hereof and supplements hereto.

       "Indemnified Person" means any Person in respect of which indemnity may be sought pursuant to Section 4.5 herein.

       "Initial Receivables" means the Receivables listed on the Schedule of Receivables on the Closing Date.

       "Insolvency Proceeding" is defined in Section 6.9(a).

       "Other Additional Purchased Property" means all property described in
Section 2.2(a)(ii), (iii), (iv), (v), (vi), (vii) and (ix) of the Sale and Servicing Agreement.

       "Other Initial Purchased Property" means all property described in
Section 2.1(b), (c), (d), (e), (f), (g) and (i) of the Sale and Servicing Agreement.

       "Other Purchased Property" means the Other Initial Purchased Property and the Other Additional Purchased Property.

       "Perfection Representations" means the representations and warranties of the Originator set forth in Schedule C hereto.

       "Receivables" means the Receivables listed on the Schedule of Receivables.

       "Related Documents" means the Notes, the Certificate, the Sale and Servicing Agreement, the Indenture, the Trust Agreement, the Note Policy, the Insurance Agreement and the Underwriting Agreement. The Related Documents to be executed by any party are referred to herein as "such party's Related Documents," "its Related Documents" or by a similar expression.

       "Repurchase Event" means the occurrence of a breach of any of the Originator's representations and warranties set forth in the Schedule of Representations or in Schedule C to this Agreement that materially and adversely the interests of the Noteholders or the Insurer in any Receivable.

       "Sale and Servicing Agreement" means the Sale and Servicing Agreement referred to in Section 1.1.

       "Schedule of Representations" means the Schedule of Representations attached hereto as Schedule B.

       "Schedule of Receivables" means the schedule of Receivables sold and transferred pursuant to this Agreement on the Closing Date, as supplemented by the schedule of Receivables sold and transferred pursuant to this Agreement on the Funding Date, a copy of which is incorporated herein as Schedule A to this Agreement.

       "Taxes" means any sales, gross receipts, personal property, tangible or intangible personal property, privilege or license taxes (but not including any (x) federal, state or other taxes, arising out of the ownership of the Notes or the Certificate, (y) transfer taxes arising in connection with the transfer of the Notes or the Certificate or (z) federal, state or other taxes arising out of any fees paid to the indemnified parties pursuant to the Transaction Documents).

       "Transferred Assets" is defined in Section 6.9(a).

       SECTION 1.3 Usage of Terms. With respect to all terms used in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other gender; references to "writing" include printing, typing, lithography, and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement or the Sale and Servicing Agreement; references to Persons include their permitted successors and assigns; and the terms "include" or "including" mean "include without limitation" or "including without limitation." The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision, and Article, Section, Schedule and Exhibit references, unless otherwise specified, refer to Articles and Sections of and Schedules and Exhibits to this Agreement.

       SECTION 1.4 No Recourse. Without limiting the obligations of the Originator or the Depositor hereunder, no recourse may be taken, directly or indirectly, under this Agreement or any certificate or other writing delivered in connection herewith or therewith, against any stockholder, officer, director, employee or agent, as such, of the Originator or the Depositor, or of any predecessor, successor or affiliate of the Originator or the Depositor.

       SECTION 1.5 Action by or Consent of Noteholders and Certificateholder. Whenever any provision of this Agreement refers to action to be taken, or consented to, by Noteholders or the Certificateholder, such provision will be deemed to refer to the Certificateholder or Noteholder, as the case may be, of record as of the Record Date immediately preceding the date on which such action is to be taken, or consent given, by Noteholders or the Certificateholder. Solely for the purposes of any action to be taken, or consented to, by Noteholders, any Note registered in the name of the Issuer, the Originator or any Affiliate thereof will be deemed not to be outstanding; provided, however, that, solely for the purpose of determining whether the Owner Trustee or the Indenture Trustee is entitled to rely upon any such action or consent, only Notes or Certificates that the Owner Trustee or the Indenture Trustee, respectively, knows to be so owned will be so disregarded.

       SECTION 1.6 Material Adverse Effect. Whenever a determination is to be made under this Agreement as to whether a given event, action, course of conduct or set of facts or circumstances could or would have a material adverse effect on the Noteholders or the Insurer (or any similar or analogous determination), such determination will be made without taking into account the funds available from claims under the Note Policy.

                                  ARTICLE II.

                          CONVEYANCE OF THE RECEIVABLES
                         AND THE OTHER CONVEYED PROPERTY

       SECTION 2.1 Conveyance of the Initial Receivables and the Other Initial Purchased Property.

       (a) Subject to the terms and conditions of this Agreement, effective as of the Closing Date, Originator hereby sells, transfers, assigns and otherwise conveys to Depositor without recourse (but without limitation of its obligations in this Agreement), and Depositor hereby purchases, all right, title and interest of Originator in and to the Initial Receivables and the Other Initial Purchased Property, including moneys received thereon on or after the Initial Cutoff Date (excluding amounts collected in respect of interest accrued on the Receivables prior to the Closing Date). It is the intention of Originator and Depositor that the sale and assignment contemplated by this Agreement on the Closing Date constitutes a sale of the Receivables and the Other Initial Purchased Property from Originator to Depositor, conveying good title thereto free and clear of any liens, and the beneficial interest in and title to the Initial Receivables and the Other Initial Purchased Property will not be the property of the Originator or of the conservatorship or receivership for the Originator in the event of an Insolvency Proceeding with respect to the Originator.

       (b) Simultaneously with the sale of the Receivables and the Other Initial Purchased Property to Depositor on the Closing Date, Depositor has paid or caused to be paid to or upon the order of Originator (i) an amount equal to net proceeds of the Class A Notes by wire transfer of immediately available funds and (ii) the Certificate.

       SECTION 2.2 Conveyance of the Additional Receivables and the Other Additional Purchased Property.

       (a) Subject to the terms and conditions of this Agreement, effective as of the Funding Date, Originator hereby sells, transfers, assigns and otherwise conveys to Depositor without recourse (but without limitation of its obligations in this Agreement), and Depositor hereby purchases, all right, title and interest of Originator in and to the Additional Receivables and the Other Additional Property, including all moneys received thereon on or after the Additional Cutoff Date (excluding amounts collected in respect of interest accrued on the Additional Receivables prior to the Funding Date). It is the intention of Originator and Depositor that the sale and assignment contemplated by this Agreement on the Funding Date constitutes a sale of the Additional Receivables and the Other Additional Purchased Property from Originator to Depositor, conveying good title thereto free and clear of any liens, and the beneficial interest in and title to the Additional Receivables and the Other Additional Purchased Property will not be the property of the Originator or of the conservatorship or receivership for the Originator in the event of an Insolvency Proceeding with respect to the Originator.

       (b) Simultaneously with the sale of the Additional Receivables and the Other Additional Conveyed Property to Depositor on the Funding Date, Depositor has paid or caused to be paid to or upon the order of Originator an amount equal to the aggregate Principal Balance of the Additional Receivables as of the Additional Cutoff Date.

                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

       SECTION 3.1 Representations and Warranties of Originator. Originator makes the following representations and warranties as of the Closing Date and as of the Funding Date, on which Depositor relies in purchasing the Receivables and the Other Purchased Property, on which the Issuer will rely in purchasing the Receivables and the Other Purchased Property and on which the Insurer will rely in issuing the Note Policy. Such representations are made as of the Closing Date and the Funding Date, but will survive the sale, transfer and assignment of the Receivables and the Other Purchased Property hereunder; the sale, transfer and assignment thereof by Depositor to the Issuer and the pledge thereof by the Issuer to the Indenture Trustee pursuant to the Indenture. Originator and Depositor agree that Depositor will assign to Issuer all Depositor's rights under this Agreement and that the Indenture Trustee will thereafter be entitled to enforce this Agreement against Originator in the Indenture Trustee's own name on behalf of the Noteholders.

       (a) Perfection Representations. The Perfection Representations shall be a part of this Agreement.

       (b) Organization and Valid Existence. Originator has been duly organized and is validly existing as a federally chartered savings bank, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own, transfer and sell the Receivables and the Other Purchased Property to be transferred to Depositor.

       (c) Due Qualification. Originator is duly qualified to do business in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business with respect to the Receivables requires such qualification.

       (d) Power and Authority. Originator has the power and authority to execute and deliver this Agreement and its Related Documents and to carry out its terms and their terms, respectively; Originator has full power and authority to sell and assign the Receivables and the Other Purchased Property to be sold and assigned to Depositor hereunder and has duly authorized such sale and assignment to Depositor by all necessary corporate action; and the execution, delivery and performance of this Agreement and Originator's Related Documents have been duly authorized by Originator by all necessary corporate action.

       (e) Valid Sale; Binding Obligations. This Agreement and Originator's Related Documents have been duly executed and delivered, will effect a valid sale, transfer and assignment of the Receivables and the Other Purchased Property to the Depositor, enforceable against Originator and creditors of and purchasers from Originator; and this Agreement and Originator's Related Documents constitute legal, valid and binding obligations of Originator enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

       (f) No Violation. The consummation of the transactions contemplated by this Agreement and the Related Documents, and the fulfillment of the terms of this Agreement and the Related Documents, will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under, the organizational documents of Originator, or any indenture, agreement, mortgage, deed of trust or other instrument to which Originator is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, the Sale and Servicing Agreement and the Indenture, or violate any law, order, rule or regulation applicable to Originator of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Originator or any of its properties.

       (g) No Proceedings. There are no proceedings or investigations pending or, to Originator's knowledge, threatened against Originator, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over Originator or its properties (i) asserting the invalidity of this Agreement or any of the Related Documents, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Related Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by Originator of its obligations under, or the validity or enforceability of, this Agreement or any of the Related Documents or (iv) seeking to affect adversely the federal income tax or other federal, state or local tax characterization of, or seeking to impose any excise, franchise, transfer or similar tax upon, the transfer and acquisition of the Receivables and the Other Purchased Property hereunder or under the Sale and Servicing Agreement.

       SECTION 3.2 Representations and Warranties of Originator with Respect to the Receivables. The Originator makes the representations and warranties set forth in the Schedule of Representations on which the Depositor and the Issuer rely in purchasing the Receivables. Unless otherwise indicated, such representations and warranties speak as of the Initial Cutoff Date in the case of the Initial Receivables, and as of the Additional Cutoff Date, in the case of the Additional Receivables, but shall survive the sale, transfer and assignment of the Receivables and the Other Purchased Property hereunder; the sale, transfer and assignment thereof by the Depositor to the Issuer and the pledge thereof by the Issuer to the Indenture Trustee pursuant to the Indenture.

       SECTION 3.3 Representations and Warranties of Depositor. Depositor makes the following representations and warranties on the Closing Date and on the Funding Date, on which Originator relies in transferring the Receivables and the Other Purchased Property to the Depositor, on which the Issuer will rely in purchasing the Receivables and on which the Insurer will rely in issuing the Note Policy. Such representations are made as of the execution and delivery of this Agreement, but will survive the sale, transfer and assignment of the Receivables and the Other Purchased Property hereunder, and the sale, transfer and assignment thereof to the Issuer under the Sale and Servicing Agreement.

       (a) Organization and Good Standing. Depositor has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Receivables and the Other Purchased Property to be transferred to the Issuer.

       (b) Due Qualification. Depositor is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification.

       (c) Power and Authority. Depositor has the power and authority to execute and deliver this Agreement and its Related Documents and to carry out its terms and their terms, respectively; and the execution, delivery and performance of this Agreement and Depositor's Related Documents have been duly authorized by Depositor by all necessary action.

       (d) Valid Sale; Binding Obligations. This Agreement and Depositor's Related Documents have been duly executed and delivered, and this Agreement and Depositor's Related Documents constitute legal, valid and binding obligations of Depositor enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

       (e) No Violation. The consummation of the transactions contemplated by this Agreement and the Related Documents, and the fulfillment of the terms of this Agreement and the Related Documents, will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under, the limited liability company agreement of Depositor, or any indenture, agreement, mortgage, deed of trust or other instrument to which Depositor is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, the Sale and Servicing Agreement and the Indenture, or violate any law, order, rule or regulation applicable to Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Depositor or any of its properties.

       (f) No Proceedings. There are no proceedings or investigations pending or, to Depositor's knowledge, threatened against Depositor, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over Depositor or its properties (i) asserting the invalidity of this Agreement or any of the Related Documents,
   (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Related Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by Depositor of its obligations under, or the validity or enforceability of, this Agreement or any of the Related Documents or (iv) seeking to affect adversely the federal income tax or other federal, state or local tax characterization of, or seeking to impose any excise, franchise, transfer or similar tax upon, the transfer and acquisition of the Receivables and the Other Purchased Property hereunder or under the Sale and Servicing Agreement.

       In the event of any breach of a representation and warranty made by Depositor hereunder, Originator covenants and agrees that it will not take any action to pursue any remedy that it may have hereunder, in law, in equity or otherwise, until a year and a day have passed since the date on which all notes, certificates, pass-through certificates or other similar securities issued by Depositor, or a trust, limited liability company or similar vehicle formed by Depositor, have been paid in full. Originator and Depositor agree that damages will not be an adequate remedy for such breach and that this covenant may also be specifically enforced by Issuer or by the Indenture Trustee on behalf of the Noteholders and Owner Trustee on behalf of the Certificateholder.

                                  ARTICLE IV.

                             COVENANTS OF ORIGINATOR

       SECTION 4.1 Protection of Title of Depositor.

       (a) At or prior to the Closing Date and the Funding Date, Originator will have filed or caused to be filed UCC-1 financing statements, (i) naming Originator as seller or debtor and naming Depositor as purchaser or secured party, (ii) naming Depositor as seller or debtor and the Issuer as purchaser or secured party, and (iii) naming Issuer as debtor and Indenture Trustee as secured party and describing the Receivables and the Other Purchased Property being transferred on the Closing Date or the Funding Date, as applicable, as collateral, in such locations as are required in order to perfect the transfers and pledges thereof under the Related Documents. From time to time thereafter, Originator will execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of Depositor under this Agreement, of the Issuer under the Sale and Servicing Agreement and of the Indenture Trustee under the Indenture in the Receivables and the Other Purchased Property and in the proceeds thereof. Originator will deliver (or cause to be delivered) to Depositor, the Indenture Trustee and the Insurer file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. In the event that Originator fails to perform its obligations under this subsection, Depositor, Issuer or the Indenture Trustee may do so, at the expense of Originator. In furtherance of the foregoing, the Originator hereby authorizes the Depositor, the Issuer or the Indenture Trustee to file a record or records (as defined in the applicable UCC), including financing statements, in all jurisdictions and with all filing offices as each may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Depositor pursuant to Section 6.9. Such financing statements may describe the collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as such party may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the collateral granted to the Depositor herein.

       (b) Originator will not change (i) its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed by Originator (or by Depositor, Issuer or the Indenture Trustee on behalf of Originator) in accordance with
   Section 4.1(a) seriously misleading within the meaning of ss.9-506 of the applicable UCC or (ii) its jurisdiction of organization, unless Originator has given Depositor, Issuer, Insurer and the Indenture Trustee at least 60 days' prior written notice thereof, and will promptly file appropriate amendments to all previously filed financing statements and continuation statements.

       (c) Originator shall at all times maintain each office from which it services Receivables and its principal executive office within the United States of America.

       (d) Prior to the Closing Date and the Funding Date, Originator has maintained accounts and records as to each Initial Receivable and Additional Receivable, respectively, accurately and in sufficient detail to permit (i) the reader thereof to know at any time as of or prior to the Closing Date or the Funding Date, as applicable, the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and
   (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the Principal Balance as of the Related Cutoff Date. Originator will maintain its computer systems so that, from and after the time of transfer under this Agreement of the Receivables to Depositor and the conveyance of the Receivables by Depositor to the Issuer, Originator's master computer records (including archives) that will refer to a Receivable indicate clearly that such Receivable has been transferred to the Depositor and has been conveyed by Depositor to Issuer. Indication of the Issuer's ownership of a Receivable will be deleted from or modified on Originator's computer systems when, and only when, the Receivable will become a Purchased Receivable or will have been paid in full.

       (e) If at any time Originator proposes to sell, grant a security interest in, or otherwise transfer any interest in any motor vehicle receivables to any prospective purchaser, lender or other transferee, Originator will give to such prospective purchaser, lender or other transferee computer tapes, records or print-outs (including any restored from archives) that, if they refer in any manner whatsoever to any Receivable (other than a Purchased Receivable), will indicate clearly that such Receivable has been sold by the Originator and is owned by the Issuer.

       SECTION 4.2 Purchase of Receivables on the Funding Date. Originator shall use its best efforts in good faith to make available for assignment to the Depositor, on the Funding Date, all Receivables acquired by Originator which meet the eligibility criteria set forth in the Sale and Servicing Agreement as of such date. This covenant and agreement shall be for the benefit of the Depositor, the Owner Trustee and the Indenture Trustee and any such Person may enforce its legal or equitable rights, remedies or claims hereunder.

       SECTION 4.3 Other Liens or Interests. Except for the conveyances hereunder, Originator will not sell, pledge, assign or transfer to any other Person or grant, create, incur, assume or suffer to exist any Lien on the Receivables or the Other Purchased Property or any interest herein and Originator will defend the right, title, and interest of Depositor and the Issuer in and to the Receivables and the Other Purchased Property against all claims of third parties claiming through or under Originator.

       SECTION 4.4 Costs and Expenses. Each of Originator and Depositor will pay all reasonable and actual costs and disbursements in connection with the performance of its obligations hereunder and under its Related Documents.

       SECTION 4.5 Indemnification by Originator. (a) Originator will defend, indemnify and hold harmless the Depositor, the Issuer, the Indenture Trustee, the Owner Trustee, the Noteholders and the Insurer from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from: (i) any breach of any of Originator's representations and warranties contained herein, (ii) the use, ownership or operation by Originator or any affiliate thereof of a Financed Vehicle, (iii) any action taken, or failed to be taken, by it in respect of the Receivables other than in accordance with this Agreement or the Sale and Servicing Agreement or (iv) the negligence (except for errors in judgment), willful misfeasance, or bad faith of Originator in the performance of its duties under this Agreement or by reason of reckless disregard of Originator's obligations and duties under this Agreement.

       (a) Originator will defend, indemnify and hold harmless the Issuer, the Indenture Trustee, the Owner Trustee, the Noteholders and the Insurer from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from any Taxes which may at any time be asserted against such Persons with respect to (i) the conveyance or ownership of the Receivables or the Other Purchased Property hereunder, (ii) the conveyance or ownership of the Receivables under the Sale and Servicing Agreement and (iii) the issuance and original sale of the Notes and the issuance of the Certificate, and costs and expenses in defending against the same, arising by reason of the acts to be performed by Originator under this Agreement or imposed against such Persons.

       Indemnification under this Section 4.5 will include reasonable and actual fees and expenses of counsel and expenses of litigation and will survive payment of the Notes and the Certificate and termination of this Agreement. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Indemnified Person, such Indemnified Person shall promptly notify Originator in writing, and Originator, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others Originator designates in such proceeding and shall pay the reasonable and actual fees and expenses of such counsel related to such proceeding. Originator shall not be liable for any settlement of any claim or proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, Originator agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Originator shall not, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding. If Originator shall have made any indemnity payments pursuant to this Section 4.5 and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to Originator, without interest. The indemnity obligations hereunder will be in addition to any obligation that Originator may otherwise have.

                                   ARTICLE V.

                                   REPURCHASES

       SECTION 5.1 Repurchase of Receivables Upon Breach of Warranty. As of the last day of the second (or, if Originator so elects, the first) month following the discovery by Originator or receipt by Originator of written notice of a Repurchase Event, unless the breach which is the subject of such Repurchase Event is cured by such date, Originator will repurchase any Receivable in which the interests of the Noteholders or the Insurer are materially and adversely affected by any such breach as of such date. The "second month" will mean the month following the month in which discovery occurs or written notice is given, and the "first month" will mean the month in which discovery occurs or written notice is given. In consideration of and simultaneously with the repurchase of the Receivable, Originator will remit to the Collection Account the Purchase Amount in the manner specified in Section 5.6 of the Sale and Servicing Agreement and the Issuer will execute such assignments and other documents reasonably requested by such person in order to effect such repurchase. It is understood and agreed that, except as set forth in the immediately following paragraph, the obligation of Originator to repurchase any Receivable, as to which a breach occurred and is continuing, will, if such obligation is fulfilled, constitute the sole remedy against Originator for such breach available to Depositor, the Issuer, the Insurer, the Noteholders, the Certificateholder, the Indenture Trustee on behalf of the Noteholders or the Owner Trustee on behalf of the Certificateholder. This Section 5.1 is intended to grant the Issuer and the Indenture Trustee a direct right against Originator to demand performance hereunder, and in connection therewith, Originator waives any requirement of prior demand against Depositor with respect to such repurchase obligation. Notwithstanding any other provision of this Agreement or the Sale and Servicing Agreement to the contrary, the obligation of Originator under this Section 5.1 will not terminate upon a termination of Originator as Servicer under the Sale and Servicing Agreement and will be performed in accordance with the terms hereof notwithstanding the failure of the Servicer or Depositor to perform any of their respective obligations with respect to such Receivable under the Sale and Servicing Agreement.

       In addition to the foregoing and notwithstanding whether the related Receivable will have been purchased by Originator, Originator will indemnify the Depositor, the Issuer, the Indenture Trustee, the Owner Trustee, the Insurer, the Noteholders and the Certificateholder from and against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such Repurchase Events.

       SECTION 5.2 Reassignment of Purchased Receivables. Upon deposit in the Collection Account of the Purchase Amount of any Receivable repurchased by Originator under Section 5.1, the Issuer will take such steps as may be reasonably requested by Originator in order to assign to Originator all of the Issuer's right, title and interest in and to such Receivable and all security and documents and all Other Purchased Property conveyed to the Issuer directly relating thereto, without recourse, representation or warranty, except as to the absence of Liens created by or arising as a result of actions of the Issuer. Such assignment will be a sale and assignment outright, and not for security. If, following the reassignment of a Purchased Receivable, in any enforcement suit or legal proceeding, it is held that Originator may not enforce any such Receivable on the ground that it will not be a real party in interest or a holder entitled to enforce the Receivable, the Issuer will, at the expense of Originator, take such steps as Originator deems reasonably necessary to enforce the Receivable, including bringing suit in the Issuer's name.

       SECTION 5.3 Waivers. No failure or delay on the part of Depositor, or the Issuer as assignee of Depositor, in exercising any power, right or remedy under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any such power, right or remedy preclude any other or future exercise thereof or the exercise of any other power, right or remedy.

                                  ARTICLE VI.

                                  MISCELLANEOUS

       SECTION 6.1 Liability of Originator and Depositor. Each of Originator and Depositor will be liable in accordance herewith only to the extent of the obligations in this Agreement specifically undertaken by each of Originator and Depositor, respectively and the representations and warranties of each of Originator and Depositor, respectively.

       SECTION 6.2 Merger or Consolidation of Originator or Depositor. Any corporation, limited liability company or other entity (i) into which Originator or Depositor may be merged or consolidated, (ii) resulting from any merger or consolidation to which Originator or Depositor is a party or (iii) succeeding to the business of Originator or Depositor, in the case of Depositor, which corporation, limited liability company or other entity has a certificate of incorporation or limited liability company agreement containing provisions relating to limitations on business and other matters substantively identical to those contained in Depositor's limited liability company agreement, provided that in any of the foregoing cases such corporation or other entity will execute an agreement of assumption to perform every obligation of Originator or Depositor, as the case may be, under this Agreement and, whether or not such assumption agreement is executed, will be the successor to Originator or Depositor, as the case may be, hereunder (without relieving Originator or Depositor of their responsibilities hereunder, if it survives such merger or consolidation) without the execution or filing of any document or any further action by any of the parties to this Agreement. Notwithstanding the foregoing, so long as no Insurer Default has occurred and is continuing, Depositor will not merge or consolidate with any other Person or permit any other Person to become the successor to Depositor's business without the prior written consent of the Insurer. Originator or Depositor will promptly inform the other parties, the Issuer, the Indenture Trustee, the Owner Trustee and, so long as no Insurer Default has occurred and is continuing, the Insurer, of such merger, consolidation or purchase and assumption. Notwithstanding the foregoing, as a condition to the consummation of the transactions referred to in clauses (i),
(ii) and (iii) above, (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Sections 3.1 and 3.3 will have been breached (for purposes hereof, such representations and warranties will be true and correct as of the date of the consummation of such transaction), (y) with respect to a transaction involving the Depositor, Depositor will have delivered written notice of such consolidation, merger or purchase and assumption to the Rating Agencies prior to the consummation of such transaction and will have delivered to the Issuer, the Insurer and the Indenture Trustee an

Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 6.2 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (y) Originator or Depositor, as applicable, will have delivered to the Issuer and the Indenture Trustee an Opinion of Counsel, stating, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Issuer and the Indenture Trustee in the Receivables and reciting the details of the filings or (B) no such action will be necessary to preserve and protect such interest.

       SECTION 6.3 Limitation on Liability of Originator, and Depositor and Others. Originator, and Depositor and any director, officer, employee or agent thereof may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. Neither Originator nor Depositor will be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations under this Agreement or its Related Documents and that in its opinion may involve it in any expense or liability.

       SECTION 6.4 Originator May Own Notes or the Certificate. Subject to the provisions of the Sale and Servicing Agreement, Originator and any Affiliate of Originator may in their individual or any other capacity become the owner or pledgee of Notes or the Certificate with the same rights as they would have if they were not Originator or an Affiliate thereof.

       SECTION 6.5 Amendment.

       (a) Except as described in Section 6.5(b), with respect to any amendment requiring the consent of each Holder of any Outstanding Class A Note affected thereby, so long as no Insurer Default has occurred and is continuing, this Agreement may be amended from time to time by the parties hereto with the consent of the Insurer (which consent will not be unreasonably withheld), but without the consent of any of the Noteholders. If an Insurer Default has occurred and is continuing, this Agreement may be amended from time to time by the parties hereto, with the consent of the Insurer (which consent will not be unreasonably withheld), but without the consent of any of the Noteholders; provided that the Indenture Trustee has received an officer's certificate of the Servicer stating that, in the reasonable belief of the certifying officer, such action will not materially adversely affect the interests of the Noteholders.

       (b) If an Insurer Default has occurred and is continuing, the parties hereto, with the consent of the Insurer and the Majority Noteholders, may also amend this Agreement in order to add, change or eliminate any other provisions with respect to matters or questions arising under this Agreement or affecting the rights of the Noteholders; provided, that no such amendment may, without the consent of the Insurer and the Holder of each Outstanding Note affected thereby:

           (i) change the Final Scheduled Payment Date for any Class of the Class A Notes or the due date for any installment of interest on any Class A Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption

       Price with respect thereto, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable;

           (ii) reduce the percentage of the Outstanding Amount of the Class A Notes, the consent of the Holders of which is required for any such amendment or for any waiver of compliance with certain provisions of this Agreement or certain defaults hereunder and their consequences as provided for in this Agreement;

           (iii) modify or alter the provisions of this Agreement regarding the voting of Class A Notes held by the Trust, any obligor on the Notes, New South or any affiliate of the foregoing;

           (iv) permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein or in any of the Basic Documents, terminate the lien of the Indenture on any property at any time subject thereto or deprive the Holder of any Note of the security provided by the lien of the Indenture; or

           (v) reduce the percentage of the Outstanding Amount of the Class A Notes required to direct the Indenture Trustee to sell or liquidate the Trust Property.

       The Indenture Trustee may determine whether or not any Class A Notes would be affected by any amendment and such determination will be conclusive upon the Holders of all Class A Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee will not be liable for any such determination made in good faith and will be entitled to receive, and will be fully protected in relying upon, an Opinion of Counsel stating that the execution of any amendments is authorized or permitted by this Agreement.

       (c) Promptly after the execution of any such amendment or consent, the Originator will furnish written notification of the substance of such amendment or consent to the Indenture Trustee and the Rating Agencies.

       (d) It will not be necessary for the consent of Certificateholder or Noteholders pursuant to this Section 6.5 to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent will approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholder or Noteholders will be subject to such reasonable requirements as the Indenture Trustee may prescribe, including the establishment of record dates. The consent of a Holder of a Certificate or a Note given pursuant to this Section or pursuant to any other provision of this Agreement will be conclusive and binding on such Holder and on all future Holders of such Certificate or Note and of any Certificate or Note issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Certificate or Note.

       (e) Notwithstanding the foregoing, unless any amendment would require the consent of each Holder of any Outstanding Class A Note affected thereby, this

       Agreement may be amended by the Originator and the Depositor, with the consent of the Insurer, but without the consent of any of the Noteholders or any other Person to add, modify or eliminate such provisions as may be necessary or advisable in order to enable (a) the Originator, the Depositor or any of their Affiliates to otherwise comply with or obtain more favorable treatment under any law or regulation or any accounting rule or principle; it being a condition to any such amendment that the Rating Agency Condition shall have been met ."Rating Agency Condition" means, with respect to any event, either (a) written confirmation by such Rating Agency that the occurrence of such event will not cause it to downgrade its rating assigned to the Class A Notes or the shadow rating assigned to the Class A Notes without the benefit of the Insurance Policy or (b) that such Rating Agency shall have been given notice of such event at least ten (10) days prior to such event (or, if ten (10) days advance notice is impracticable, as much advance notice as is practicable) and such Rating Agency shall not have issued any written notice that the occurrence of such event will cause it to downgrade its rating assigned to the Class A Notes or the shadow rating assigned to the Class A Notes without the benefit of the Insurance Policy.

       (f) The Originator will provide the Rating Agencies will prior written notice of any amendment to this Agreement.

       SECTION 6.6 Notices.

       All demands, notices and communications hereunder will be in writing and will be deemed to have been duly given to the addressee if mailed, by first-class registered mail, postage prepaid service, confirmed facsimile transmission, or a nationally recognized express courier, as follows:

       If to the Originator:

               New South Federal Savings Bank
               1900 Crestwood Boulevard
               Birmingham, Alabama 35210
               Attention: Mike Anderson
               Facsimile: (205) 951-4085

       If to the Depositor:

               Bond Securitization, L.L.C.
               1 Bank One Plaza
               Chicago, Illinois 60670
               Attention: James R. Pomposelli
               Facsimile: (312) 732-4487

or such other address as will be designated by a party in a written notice delivered to the other party or to the Issuer, Owner Trustee or the Indenture Trustee, as applicable. Any such demand, notice or communication hereunder will be deemed to have been received on the date delivered to or received at the premises of the addressee as evidenced by the date noted on the return receipt.

       Section 6.7 Merger and Integration. Except as specifically stated otherwise herein, this Agreement and Related Documents set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the Related Documents. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

       Section 6.8 Severability of Provisions. If any one or more of the covenants, provisions or terms of this Agreement will be for any reason whatsoever held invalid, then such covenants, provisions or terms will be deemed severable from the remaining covenants, provisions or terms of this Agreement and will in no way affect the validity or enforceability of the other provisions of this Agreement.

       Section 6.9 Intention of the Parties.

       (a) The Receivables and the Other Purchased Property (collectively, the "Transferred Property") shall be deemed to no longer be the property, assets or rights of Originator. Originator, its creditors, or, in any Insolvency Proceeding (as hereinafter defined) with respect to Originator or Originator's property, a bankruptcy trustee, receiver, debtor, debtor in possession or similar person, shall have no rights, legal or equitable, whatsoever to reacquire, reclaim, recover, repudiate, disaffirm, redeem or recharacterize as property of Originator, in whole or in part, the Transferred Property. In the event of an Insolvency Proceeding with respect to Originator or Originator's property, such Transferred Property shall not be deemed to be part of Originator's property, assets, rights or estate. Notwithstanding anything herein to the contrary, nothing in this Section shall limit any contractual rights in this Agreement or any Basic Document that require or permit the transfer or return of the Transferred Property to Originator. As used herein, the term "Insolvency Proceeding" shall mean a bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, receivership or other proceeding under any federal or state bankruptcy, insolvency or similar law.

       (b) The parties hereto intend that (i) the Asset-Backed Securities Facilitation Act of Alabama (Alabama Act No. 2001-779, the "Act") shall apply to the transactions contemplated in this Agreement and (ii) the transactions contemplated in this Agreement, taken as a whole, shall constitute a "securitization transaction" within the meaning of such term as set forth in the Act.

       (c) If such conveyance is determined to be made as security for a loan made by Depositor, the Issuer, the Noteholders or the Certificateholder to the Originator, Originator hereby grants, and the parties intend that the Originator shall have granted, to Depositor a security interest in all of Originator's right, title and interest in and to:

           (1) the Initial Receivables and all moneys received thereon after the Initial Cutoff Date (excluding amounts collected in respect of interest accrued on the Receivables prior to the Closing Date);

           (2) the Additional Receivables and all moneys received thereon after the Additional Cutoff Date (excluding amounts collected in respect of interest accrued on the Additional Receivables prior to the Funding Date);

           (3) the Other Purchased Property conveyed to Depositor by Originator pursuant to this Agreement; and

           (4) all proceeds and investments with respect to items (1), (2) and
   (3) above.

       (d) This Agreement will constitute a security agreement under applicable law.

       Section 6.10 Governing Law. THIS AGREEMENT WILL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ALABAMA WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT WILL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

       Section 6.11 Counterparts. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts will be deemed to be an original, and all of which counterparts will constitute but one and the same instrument.

       Section 6.12 Conveyance of the Receivables and the Other Purchased Property to the Issuer. Originator acknowledges that Depositor intends, pursuant to the Sale and Servicing Agreement, to convey the Receivables and the Other Purchased Property, together with its rights under this Agreement, to the Issuer on the date hereof. Originator acknowledges and consents to such conveyance and pledge and waives any further notice thereof and covenants and agrees that the representations and warranties of Originator contained in this Agreement and the rights of Depositor hereunder are intended to benefit the Insurer, the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholder. In furtherance of the foregoing, Originator covenants and agrees to perform its duties and obligations hereunder, in accordance with the terms hereof for the benefit of the Insurer, the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholder and that, notwithstanding anything to the contrary in this Agreement, Originator will be directly liable to the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholder (notwithstanding any failure by the Servicer to perform its duties and obligations hereunder or under Related Documents) and that the Indenture Trustee may enforce the duties and obligations of Originator under this Agreement against Originator for the benefit of the Insurer, the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholder.

       Section 6.13 Nonpetition Covenant. Originator will not petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Depositor or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or the Issuer or any substantial part of their respective property, or ordering the winding up or liquidation of the affairs of the Depositor or the Issuer.

       Section 6.14 Third Party Beneficiaries. Each of Owner Trustee (individually and in its capacity as such), Indenture Trustee (individually and in its capacity as such), the Insurer and the other Persons referred to in
Section 4.5 is an intended third party beneficiary of the indemnities of Originator as set forth in Section 4.5 and the other provisions of this Agreement in favor of such Persons. It is acknowledged and agreed that such indemnities and other provisions may be enforced by or on behalf of such Persons against Originator to the same extent as if it were a party hereto.

                  [Remainder of page intentionally left blank.]

       IN WITNESS WHEREOF, the parties have caused this Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

                                             NEW SOUTH FEDERAL SAVINGS BANK,
                                                as Originator

                                             By /s/ Roger D. Murphree
                                                --------------------------------
                                                Name: Roger D. Murphree
                                                Title: Executive Vice President


                                             BOND SECURITIZATION, L.L.C.,
                                                as Depositor

                                             By /s/ James R. Pomposelli
                                                --------------------------------
                                                Name: James R. Pomposelli
                                                Title: Managing Director


Accepted:

JPMORGAN CHASE BANK,
  as Indenture Trustee

By /s/ Connie Cho
   -------------------
Name: Connie Cho
Title: Trust Officer


                                                              Purchase Agreement

                                                                      SCHEDULE A

                             SCHEDULE OF RECEIVABLES

                       On File With The Indenture Trustee

                                    SCH A-1

                                                                      SCHEDULE B

                         REPRESENTATIONS AND WARRANTIES

       1. Characteristics of Receivables. Each Receivable (A) was originated by a Dealer and purchased by New South from such Dealer under an existing Dealer Agreement or pursuant to a Dealer Assignment with New South and was validly assigned by such Dealer to New South pursuant to a Dealer Assignment, (B) was originated by such Dealer for the retail sale of a Financed Vehicle in the ordinary course of the Dealer's business, in accordance with New South's credit policies and was fully and properly executed by the parties thereto, and New South and each Dealer had all necessary licenses and permits to originate Receivables in the state where New South or each such Dealer, as applicable, was located, (C) contains customary and enforceable provisions such that the rights and remedies of the holder thereof adequate for realization against the collateral security, (D) is a Receivable which provides for level monthly payments (provided that the period in the first Collection Period and the payment in the final Collection Period of the Receivable may be minimally different from the normal period and level payment) that, if made when due, will fully amortize the Amount Financed over the original term and (E) has not been amended or collections with respect to which waived, other than as evidenced in the Receivable File relating thereto.

       2. Fraud or Misrepresentation. Each Receivable was originated by a Dealer and was sold by the Dealer to New South, and was transferred by New South to the Depositor and by the Depositor to the Issuer without any fraud or misrepresentation on the part of New South, the Depositor or such Dealer in any case.

       3. Compliance with Law. All requirements of applicable federal, state and local laws, and regulations thereunder (including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Moss-Magnuson Warranty Act, the Federal Reserve Board's Regulations "B" and "Z" (including amendments to the Federal Reserve's Official Staff Commentary to Regulation Z, effective October 1, 1998, concerning negative equity loans), the Soldiers' and Sailors' Civil Relief Act of 1940, each applicable state Motor Vehicle Retail Installment Sales Act, and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws) in respect of the Receivables and the related Financed Vehicles, have been complied with in all material respects, and each Receivable and the sale of the related Financed Vehicle evidenced by each Receivable complied at the time it was originated or made and now complies in all material respects with all applicable legal requirements.

       4. Origination. Each Receivable was originated in the United States and the related Obligor is a resident of the United States and has a U.S. billing address.

       5. Binding Obligation. Each Receivable represents the genuine, legal, valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except (A) as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally

                                    SCH B-1
and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and (B) as such Receivable may be modified by the application after the Related Cutoff Date of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended; and all parties to each Receivable had full legal capacity to execute and deliver such Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby.

       6. No Government Obligor. No Obligor is the United States of America or any State or any agency, department, subdivision or instrumentality thereof.

       7. Obligor Bankruptcy. At the Related Cutoff Date no Obligor had been identified on the records of New South as being the subject of a current bankruptcy proceeding.

       8. Schedule of Receivables. The information set forth in the Schedule of Receivables has been produced from the Electronic Ledger and was true and correct in all material respects as of the close of business on the Related Cutoff Date.

       9. Marking Records. By the Closing Date, as applicable, the Originator will have caused the portions of the Electronic Ledger relating to the Receivables to be clearly and unambiguously marked to show that the Receivables have been sold to the Depositor by the Originator and sold by the Depositor to the Issuer in accordance with the terms of the Sale and Servicing Agreement.

       10. Computer Tape. The Computer Tape made available by the Originator to the Trust on the Closing Date or the Funding Date, as applicable, was complete and accurate as of the Related Cutoff Date and includes a description of the same Receivables that are described in the Schedule of Receivables.

       11. Adverse Selection. No selection procedures adverse to the Noteholders or the Insurer were utilized in selecting the Receivables from those receivables owned by the Originator which met the selection criteria contained in the Sale and Servicing Agreement.

       12. Chattel Paper. The Receivables constitute chattel paper within the meaning of the UCC as in effect in the States of Alabama and Delaware.

       13. One Original. There is only one original executed copy of each Receivable.

       14. Receivable Files Complete. There exists a Receivable File pertaining to each Receivable and such Receivable File contains (a) a fully executed original of the Receivable, (b) the original executed credit application, or a paper or electronic copy thereof and (c) the original Lien Certificate or application therefor. Each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces. All blanks on any form have been properly filled in and each form has otherwise been correctly prepared. The complete Receivable File for each Receivable currently is in the possession of the Custodian.

       15. Receivables in Force. No Receivable has been satisfied, subordinated or rescinded, and the Financed Vehicle securing each such Receivable has not been released from the lien of the related Receivable in whole or in part. No terms of any Receivable have been

                                    SCH B-2
waived, altered or modified in any respect since its origination, except by instruments or documents identified in the Receivable File. No Receivable has been modified as a result of application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended. All funds payable to or on behalf of the Obligors with respect to the Receivables have been fully disbursed.

       16. Lawful Assignment; No Consent Required. No Receivable was originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Receivable and the Other Purchased Property under this Agreement. For the validity of the sale, transfer and assignment of the Receivables and Other Purchased Property to New South, the Depositor, and the Trust, no consent by any Dealer or Obligor is required under any agreement or applicable law.

       17. Good Title. No Receivable has been sold, transferred, assigned or pledged by the Dealer, New South or the Depositor, as the case may be, to any Person other than New South, the Depositor and the Issuer, as the case may be. Immediately prior to the conveyance of the Receivables to the Depositor pursuant to this Agreement, the Originator was the sole owner thereof and had good title thereto, free of any Lien and, upon execution and delivery of this Agreement by the Originator and the Depositor will have good title to and will be the sole owner of such Receivables, free of any Lien. No Dealer has an unpaid participation in, or other right to receive, proceeds of any Receivable. The Originator has not taken any action to convey any right to any Person that would result in such Person having a right to payments received under the related Insurance Policies or the related Dealer Agreements or Dealer Assignments or to payments due under such Receivables.

       18. Security Interest in Financed Vehicle. Each Receivable created or will create a valid, binding and enforceable first priority security interest in favor of the Originator in the Financed Vehicle. The Lien Certificate and original certificate of title for each Financed Vehicle show, or if a new or replacement Lien Certificate is being applied for with respect to such Financed Vehicle the Lien Certificate will be received within 180 days of the Closing Date, as applicable, and will show the Originator as the original secured party under each Receivable as the holder of a first priority security interest in such Financed Vehicle. With respect to each Receivable for which the Lien Certificate has not yet been returned from the Registrar of Titles, the Originator has applied for or received written evidence from the related Dealer or Third-Party Lender that such Lien Certificate showing the Originator as first lienholder has been applied for and the Originator's security interest has been validly assigned by the Originator to the Depositor pursuant to this Agreement and by the Depositor to the Trust pursuant to the Sale and Servicing Agreement. Immediately after the sale, transfer and assignment thereof by the Originator to the Depositor and by the Depositor to the Trust, each Receivable will be secured by an enforceable and perfected first priority security interest in the Financed Vehicle in favor of the Indenture Trustee as secured party, which security interest is prior to all other Liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for taxes, labor or materials affecting a Financed Vehicle). As of the Related Cutoff Date there were no Liens or claims for taxes, work, labor or materials affecting a Financed Vehicle which are or may be Liens prior or equal to the Liens of the related Receivable.

                                    SCH B-3

       19. All Filings Made. All filings (including, without limitation, UCC filings) required to be made by any Person, and actions required to be taken or performed by any Person in any jurisdiction to give the Indenture Trustee a first priority perfected lien on, or ownership interest in, the Receivables and the proceeds thereof and the Other Purchased Property have been made, taken or performed.

       20. No Impairment. The Originator has not done anything to convey any right to any Person that would result in such Person having a right to payments due under the Receivable or otherwise to impair the rights of the Trust, the Insurer, the Indenture Trustee and the Noteholders in any Receivable or the proceeds thereof.

       21. Receivable Not Assumable. No Receivable is assumable by another Person in a manner which would release the Obligor thereof from such Obligor's obligations to New South with respect to such Receivable.

       22. No Defenses. No Receivable is subject to any right of rescission, setoff, counterclaim or defense and no such right has been asserted or threatened with respect to any Receivable.

       23. No Default. There has been no default, breach, violation or event permitting acceleration under the terms of any Receivable (other than payment delinquencies of not more than 30 days and other defaults that will not have a material adverse effect on the ability of the Obligor to make, nor the enforceability of Obligor's obligation to make, Scheduled Receivables Payments and will not have a material adverse effect on the validity or priority of Originator's lien on the Financed Vehicle), and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable, and there has been no waiver of any of the foregoing. As of the Related Cutoff Date no Financed Vehicle had been repossessed by or at the direction of the Originator.

       24. Insurance. At the time of an origination of a Receivable by New South or a purchase of a Receivable by New South from a Dealer, each Financed Vehicle was covered by a comprehensive and collision insurance policy (i) subject to maximum deductibles of $500 for collision coverage and $500 for comprehensive coverage, (ii) naming New South as loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage. Each Receivable requires the Obligor to maintain physical loss and damage insurance, naming New South and its successors and assigns as additional insured parties, and each Receivable permits the holder thereof to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to do so.

       25. Past Due. At the Related Cutoff Date no Scheduled Receivable Payment was more than 29 days past due.

       26. Certain Characteristics of Receivables. (A) Each Receivable had a remaining maturity, as of the Related Cutoff Date, of more than 1 month and matures on or prior to the Final Scheduled Payment Date for the Class A-3 Notes;
(B) each Receivable had an original

                                    SCH B-4
maturity of not more than 84 months; (C), each Receivable had a remaining Principal Balance as of the Related Cutoff Date of at least $500; (D) each Receivable has an Annual Percentage Rate of no less than 3.50% and not more than 27.60% and (E) each Receivable is a Simple Interest Receivable.

                                    SCH B-5

                                                                      SCHEDULE C

              PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS

       In addition to the representations, warranties and covenants contained in the Purchase Agreement, New South hereby represents, warrants, and covenants to the Depositor as to itself as follows on the Closing Date:

       1. The Purchase Agreement creates a valid and continuing security interest (as defined in UCC Section 9-102) in the Receivables in favor of the Depositor, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from New South.

       2. The Receivables constitute "tangible chattel paper" within the meaning of UCC Section 9-102.

       3. New South has taken all steps necessary to perfect its security interest against the Obligors in the property securing the Receivables that constitute chattel paper.

       4. New South owns and has good and marketable title to the Receivables free and clear of any Lien, claim or encumbrance of any Person, excepting only Liens for taxes, assessments or similar governmental charges or levies incurred in the ordinary course of business that are not yet due and payable or as to which any applicable grace period shall not have expired, or that are being contested in good faith by proper proceedings and for which adequate reserves have been established, but only so long as foreclosure with respect to such a Lien is not imminent and the use and value of the property to which the Lien attaches is not impaired during the pendency of such proceeding.

       5. Servicer has caused or will have caused, within ten days after the effective date of the Indenture, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the sale of the Receivables from New South to the Depositor, the transfer and sale of the Receivables from the Depositor to the Issuer, and the security interest in the Receivables granted to Indenture Trustee under the Indenture.

       6. With respect to Receivables that constitute tangible chattel paper, such tangible chattel paper is in the possession of the Custodian and Indenture Trustee has received a written acknowledgment from the Custodian that the Custodian is holding such tangible chattel paper solely on behalf and for the benefit of Indenture Trustee.

       7. Originator has not authorized the filing of, and is not aware of, any financing statements against either the Originator or the Depositor that include a description of collateral covering the Receivables, the Other Purchased Property and proceeds related thereto other than any financing statement (i) relating to the sale of Receivables by the Originator to the Depositor under the Purchase Agreement, (ii) relating to the sale of Receivables by the Depositor to the Issuer under the Sale and Servicing Agreement, (iii) relating to the security interest granted to Indenture Trustee under the Indenture, or (iv) that has been terminated.

                                    SCH C-1

        8. Originator is not aware of any judgment, ERISA or tax Lien filings against the Originator or the Depositor.

        9. None of the tangible chattel paper that constitute or evidence the Receivables has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than Indenture Trustee.

       10. Survival of Perfection Representations. Notwithstanding any other provision of the Purchase Agreement, the Sale and Servicing Agreement, the Indenture or any other Basic Document, the Perfection Representations contained in this Schedule shall be continuing, and remain in full force and effect (notwithstanding any replacement of Servicer or termination of Servicer's rights to act as such), until such time as all obligations under the Purchase Agreement, the Sale and Servicing Agreement and the Indenture have been finally and fully paid and performed.

       11. No Waiver. The parties hereto: (i) shall not, without obtaining a confirmation of the then-current rating of the Notes, waive any of the Perfection Representations; (ii) shall provide the Ratings Agencies with prompt written notice of any breach of the Perfection Representations; and (iii) shall not, without obtaining a confirmation of the then-current rating of the Notes (as determined after any adjustment or withdrawal of the ratings following notice of such breach), waive a breach of any of the Perfection Representations.

                                    SCH C-2